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                                                        EXHIBIT 23.1



                       Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-60543 and 33-60553) of Rexene Corporation of our report dated February 12, 1997 except as to Note 20, for which the date is March 14, 1997, appearing on page F-2 of this Form 10-K.



Price Waterhouse LLP
Dallas, Texas
March 24, 1997